UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(amendment no. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2011 (December 23, 2009)

mPHASE TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-24969	22-2287503
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Identification No.)		Incorporation)

587 Connecticut Ave., Norwalk, CT 06854-0566
(Address of Principal Executive Offices) (ZIP Code)

Registrant's telephone number, including area code: (203) 838-2741

EXPLANATORY NOTE

This Form 8-K/A is being filed for the purpose of indicating that portions of Exhibit 99.1 and 99.2 have been omitted pursuant to a request for confidential treatment.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description

99.1	Convertible Promissory Note - Document B-1215009A
99.2	Secured Promissory Note - Document C-1215009A*

* A portion of such document has been omitted pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended. Such omitted section has been filed separately with the SEC pursuant to a request for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

mPHASE TECHNOLOGIES

By:	/s/ Martin S. Smiley
Martin S. Smiley
Executive Vice President,
Chief Financial Officer and
General Counsel

Date: March 7, 2011